RMB Japan Fund
Portfolio Holdings As of September 30, 2023 (Unaudited)

	Number of
	Shares	Value
Common Stocks - Japan 89.4%
(percentage of net assets)
COMMUNICATION SERVICES 4.4%
GungHo Online Entertainment, Inc.	14,400	$227,305
Nintendo Co. Ltd.	16,500	685,624
TV Asahi Holdings Corp.	10,000	113,005
		1,025,934
CONSUMER DISCRETIONARY 17.5%
Isuzu Motors Ltd.	52,100	654,981
Nikon Corp.	55,200	581,361
Ohashi Technica, Inc.	8,000	88,163
Sanyo Shokai Ltd.	39,600	528,024
Sony Group Corp.	5,728	468,410
Stanley Electric Co. Ltd.	34,200	540,055
Subaru Corp.	62,129	1,208,066
		4,069,060
CONSUMER STAPLES 4.9%
Kao Corp.	19,500	722,768
Toyo Suisan Kaisha Ltd.	5,800	227,458
Yakult Honsha Co. Ltd.	7,200	174,866
		1,125,092
ENERGY 1.3%
Inpex Corp.	20,700	310,466

FINANCIALS 12.9%
Mitsubishi UFJ Financial Group, Inc.	230,400	1,952,445
ORIX Corp.	27,839	519,821
Tokio Marine Holdings, Inc.	22,000	509,381
		2,981,647
HEALTH CARE 8.5%
Shionogi & Co. Ltd.	15,800	704,751
Sysmex Corp.	8,900	422,903
Takeda Pharmaceutical Co. Ltd.	27,000	836,906
		1,964,560
INDUSTRIALS 17.4%
Daikin Industries Ltd.	2,100	329,221
FANUC Corp.	25,400	660,589
Hitachi Ltd.	15,680	971,809
ITOCHU Corp.	37,400	1,350,661
Mitsui OSK Lines Ltd.	4,900	134,647
Recruit Holdings Co. Ltd.	8,400	256,998
Takuma Co. Ltd.	32,992	341,175
		4,045,100
INFORMATION TECHNOLOGY 10.7%
Keyence Corp.	1,400	517,756
Kyocera Corp.	4,800	243,349
Murata Manufacturing Co. Ltd.	31,905	582,016
NEC Corp.	10,400	574,315
Tokyo Electron Ltd.	800	109,274
Ulvac, Inc.	12,700	457,593
		2,484,303
MATERIALS 4.6%
Nippon Steel Corp.	21,200	496,677
Shin-Etsu Chemical Co. Ltd.	12,295	357,116
Tokyo Steel Manufacturing Co. Ltd.	19,600	220,776
		1,074,569
REAL ESTATE 4.9%
Mitsui Fudosan Co. Ltd.	51,100	1,125,427

UTILITIES 2.3%
Kansai Electric Power Co., Inc. (The)	39,100	541,322
Total Common Stocks (Cost: $17,531,828)		20,747,480

Short-Term Investments 3.5%
(percentage of net assets)
MONEY MARKET FUNDS 3.5%
First American Government Obligations Fund - Class X - 5.26%[a]	822,093	822,093
Total Short-Term Investments (Cost: $822,093)		822,093

Total Investments 92.9% (Cost: $18,353,921)		$21,569,573
Cash and other assets, less liabilities 7.1%		1,637,783
Net Assets 100.0%		$23,207,356

a	Rate quoted is seven-day yield at period end.

The Global Industry Classification Standard (GICS ®) was developed by and is the exclusive property of MSCI Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a
service mark of MSCI and S&P and has been licensed for use by RMB Capital Management, LLC.

Investment Valuation

Portfolio holdings and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. If market quotations for a portfolio holding are unavailable, or deemed by the Adviser to be unreliable, the portfolio holding shall be fair valued by the Adviser, as the “valuation designee” approved by the Board of Trustees of the Trust (the “Board”) pursuant to Rule 2a-5 under the 1940 Act, in accordance with valuation procedures approved by the Board.

Exchange-Listed Equities and Funds and Depositary Receipts

The market value of an equity security, exchange-traded fund (e.g., ETF or closed-end fund), or depositary receipt (e.g., ADR or GDR) traded on a national stock exchange (other than Nasdaq Global Markets, Nasdaq Select Market and the Nasdaq Capital Markets (together, “Nasdaq”)) is the last reported sale price on the exchange on which the security trades on the valuation date.  If there is no such last sale reported, the security is valued at the mean between the last bid and asked prices on the exchange.

The market value of a security traded on Nasdaq is the Nasdaq Official Closing Price (or “NOCP”) on the valuation date.  The NOCP is determined by Nasdaq to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices.  If the last reported bid and asked prices are above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked prices are below the last sale price, the last reported asked price serves as the NOCP.  If no last sales price is reported, the security is valued at the mean between the closing bid and closing asked prices on the market on which the security trades.

Over-the-Counter Securities

Securities traded over-the-counter (“OTC”) are valued at the last reported sale in the OTC market on which the security trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc. or other recognized OTC market, on the valuation date.  If no last sale is reported, the security is valued at the mean between the closing bid and the closing asked prices on the market on which the security trades.

Foreign Securities

Foreign securities (which are principally traded in markets other than the U.S.) are valued based upon the last reported sale price on the primary exchange or market on which they trade as of the close of business of such exchange or market immediately preceding the time of determining the Fund’s NAV.  Any Fund assets or liabilities initially valued in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing foreign currency exchange market rates.  For portfolio holdings which trade in markets that close prior to the close of trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m., Eastern time, a fair value price provided by an Adviser-approved pricing service (“Pricing Service”) is generally used in order to capture events occurring after the applicable foreign exchange closes that may affect the value of certain portfolio holdings traded on that foreign exchange.

Options

Options traded on an exchange are valued at the last reported sale price.  If no sales are reported on a particular business day, the average of the highest bid and lowest asked quotations across the exchanges on which the option is traded is used.

Open-end Registered Investment Companies (excluding ETFs and Closed-End Funds)

Shares of open-end registered investment companies (“funds”) are valued using their respective NAVs.  If a fund’s NAV is not available, the last reported NAV of the fund may be used for one day.

Fixed-Income Securities

Fixed-income securities, including bonds, notes, debentures, certificates of deposit, and commercial paper, generally are valued at the evaluated mean between the closing bid and closing asked prices provided by the Pricing Service. Pricing Services generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and may provide a price determined by a matrix pricing method or other analytical pricing models.

Fair Value Measurements

U.S. GAAP defines fair value as the price that would be received in the sale of an asset or that would be paid to transfer a liability in an orderly transaction between market participants on the measurement date. Various inputs are used in determining the fair value of a Fund’s investments, other assets, and liabilities. These inputs are classified into one of three broad levels that comprise the fair value hierarchy. The lowest level for any significant input used in determining the fair value of an investment, other asset, or liability determines the classification of that asset or liability in the hierarchy. The three levels of the fair value hierarchy are as follows:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. “Observable inputs” reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect RMB’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and are based on the best information available. These inputs include, but are not limited to, the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following table provides the fair value measurements of applicable Fund assets by security class and fair value hierarchy level as of September 30, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At September 30, 2023	Level 1	Level 2	Level 3	Total
RMB Japan Fund
Assets
Common Stocks[1,2]	$-	$20,747,480	$-	$20,747,480
Short-Term Investments	822,093	-	-	822,093
Total Investments in Securities	$822,093	$20,747,480	$-	$21,569,573

[1]	Refer to the Fund's Portfolio Holdings for the breakdown of holdings by sector.
[2]	Foreign securities valued using systemic fair valuation are categorized as Level 2.
The table below provides a breakdown, by country, of the Fund’s Level 2 securities at
September 30, 2023.

RMB Japan
Fund
Japan	$20,747,480
Total	$20,747,480